UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2005

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 12, 2005, Mannatech, Incorporated (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors authorized the Company to immediately begin the repurchase of the Company’s common shares from time to time in the open market through block trades or otherwise, pursuant to the Company’s existing share repurchase program.

The information disclosed under this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements or Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit Number	Exhibit

99.1*	Press release dated May 12, 2005 entitled “Mannatech, Inc. Announces Share Repurchase.”

*Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 16, 2005	MANNATECH, INCORPORATED

	By:	/s/ Stephen D. Fenstermacher
	Name:	Stephen D. Fenstermacher
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press release dated May 12, 2005 entitled “Mannatech, Inc. Announces Share Repurchase.”

*Filed herewith.